SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2011

COLUMBUS MCKINNON CORPORATION
 (Exact name of registrant as specified in its charter)

NEW YORK
 (State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK	14228-1197

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2011, the registrant issued a press release announcing financial results for the first quarter of fiscal 2012.  The press release is annexed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 25, 2011, Columbus McKinnon (the “Company”) held its Annual Meeting of Stockholders.

At the Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of nine (9) directors, each of whom will serve as directors of the Company for terms of one (1) year and until their successors are elected and qualified; (ii) the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2012; (iii) the approval of the advisory vote on executive compensation; and (iv) the approval that the advisory vote on executive compensation will be performed on an annual basis.

Proposal 1:  Election of Directors
The following table reflects the tabulation of the votes with respect to each director who was elected at the Annual Meeting:

Name	Votes For	Votes Withheld
Timothy T. Tevens	15,997,937.45	1,871,332.84
Richard H. Fleming	15,514,177.17	2,355,093.13
Ernest R. Verebelyi	16,001,780.24	1,867,490.06
Stephanie K. Kushner	17,753,568.63	115,701.66
Stephen Rabinowitz	14,796,908.24	3,072,362.06
Linda A. Goodspeed	16,001,405.17	1,867,865.13
Nicholas T. Pinchuk	15,892,386.24	1,976,884.06
Liam G. McCarthy	15,892,186.24	1,977,084.06
Christian B. Ragot	15,892,386.24	1,976,884.06

Proposal 2:  Ratification of Appointment of Independent Registered Public Accounting Firm
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for fiscal year 2012:

Votes For	Votes Against	Abstained	Broker Non-Vote
18,137,607.38	436,077.91	7,978.00	0.00

Proposal 3:  Advisory Vote on Executive Compensation
The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on executive compensation:

Votes For	Votes Against	Abstained	Broker Non-Vote
15,448,550.10	1,567,450.87	853,269.32	712,393.00

Proposal 4:  Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation
The following table reflects the tabulation of the votes with respect to the approval of the advisory vote on the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstained	Broker Non-Vote
16,157,404.20	8,147.00	892,969.09	810,750.00	712,393.00

The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated July 22, 2011

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Karen L. Howard
Name:	Karen L. Howard
Title:	Vice President and Chief Financial Officer

Dated:  July 27, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated July 22, 2011